                                                                  EXHIBIT 10.13

                             SUBORDINATION AGREEMENT

      This Subordination Agreement (this "Agreement") is made as of this 28th day of July, 2005, among U.S. Bank National Association as collateral agent (the "Collateral Agent") for the Senior Creditors (as defined below), the subordinated creditors signatory hereto (together with their successors and assigns, collectively, the "Subordinated Creditors"), ARTISTdirect, Inc., a Delaware corporation (the "Company"), and the subsidiaries of the Company party hereto.

                             PRELIMINARY STATEMENTS

      A. The Company has entered into that certain Note and Warrant Purchase Agreement dated as of July 28, 2005 (as may be amended, restated, supplemented or otherwise modified from time to time, and any replacement or refinancing thereof, the "Note and Warrant Purchase Agreement," and together with the other Transaction Documents and all other documents or instruments executed in connection therewith, as each may from time to time be amended, modified, extended, renewed or restated, but for purposes hereof excluding the warrants to be issued pursuant thereto, collectively the "Senior Documents") by and among the Company, the investors listed on the signature pages thereto (collectively, the "Initial Purchasers," and together with any subsequent holders of the Notes, the "Holders") and the Collateral Agent and the other Transaction Documents (as defined in the Note and Warrant Purchase Agreement), whereby the Initial Purchasers have purchased from the Company senior secured notes in aggregate principal amount of $15,000,000 (as from time to time amended, modified, extended, renewed, collectively, the "Notes"), which Notes and other obligations of the Company and its subsidiaries under the Transaction Documents are secured by certain assignments of and security interests in the assets of the Company and its Subsidiaries, now or hereafter existing, all as more fully set forth in the Transaction Documents.

      B. The Company has issued one or more promissory note(s) (individually and/or collectively, the "Subordinated Notes") and warrant(s) (individually and collectively, the "Subordinated Warrants") and has incurred certain other indebtedness and payment obligations to Subordinated Creditors under that certain Securities Purchase Agreement, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, and any replacement or refinancing thereof, in each case in accordance with the terms of this Agreement, the "Securities Purchase Agreement," and together with the Subordinated Notes, the Subordinated Warrants, and all other documents or instruments executed in connection therewith, as each may from time to time be amended, modified, extended, renewed or restated, collectively the "Subordinated Documents").

      C. As set forth in Section 19 hereof, the Subordinated Creditors will benefit from the execution and delivery of the Note and Warrant Purchase Agreement and the other Transaction Documents and the issuance of the Notes.

      D. As a condition to the obligation of the Initial Purchasers to purchase the Notes, the Subordinated Creditors are required to enter into this Agreement and other subordination agreements in substantially the form of this Agreement (all such other subordination agreements, the "Other Subordination Agreements") to establish the priority of the repayment of the debt of the Company and its Subsidiaries, and to address certain related matters.

      E. The Subordinated Creditors, the Company and its Subsidiaries desire to enter into this Agreement in order to induce the Initial Purchasers and the other Holders to enter into the Note and Warrant Purchase Agreement with Company and to purchase and hold the Notes.

      NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Definitions. Except as otherwise provided herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Note and Warrant Purchase Agreement, provided that the following terms shall have the meanings set forth below:

      "Bankruptcy Code" means Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.

      "Company's Property" means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which the Company owns, asserts or maintains an interest.

      "Finally Paid" or "Final Payment," when used in connection with the Senior Indebtedness shall mean the full, final and indefeasible payment in cash of all of the Senior Indebtedness and the termination of the Senior Documents.

      "Interest Shares" shall have the meaning provided in the Subordinated Documents.

      "Insolvency Proceeding" shall mean any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

      "Liens" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge, set-off right or other encumbrance, whether now existing or hereafter created, acquired or arising.

      "Senior Creditors" means, collectively, the Collateral Agent and all of the Holders, and "Senior Creditor" means, individually, any of the Senior Creditors.

      "Senior Documents" has the meaning set forth in Recital A.

      "Senior Indebtedness" means all indebtedness of the Company and the Subsidiaries to the Senior Creditors pursuant to the Senior Documents and all present and future loans, advances, debts, liabilities, indebtedness obligations, claims and causes of action, otherwise owing to or arising in favor of any Senior Creditor in respect of the Company or any Subsidiary, whether evidenced by any note, or other instrument or document, whether absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to the Company or any Subsidiary; provided that the principal amount of the Senior Indebtedness shall not exceed $18,000,000. Senior Indebtedness shall include, without limitation, interest which accrues on the principal amount of the Senior

Indebtedness subsequent to the commencement of a case under Chapter 11 of the Bankruptcy Code.

      "Subordinated Indebtedness" means all indebtedness of the Company and the Subsidiaries to the Subordinated Creditors pursuant to the Subordinated Documents and all present and future loans, advances, debts, liabilities, indebtedness obligations, claims and causes of action, otherwise owing to or arising in favor of any Subordinated Creditor in respect of the Company or any Subsidiary, whether evidenced by any note, or other instrument or document, whether absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to the Company or any Subsidiary. Subordinated Indebtedness shall include, without limitation, interest which accrues on the principal amount of the Subordinated Indebtedness subsequent to the commencement of a case under Chapter 11 of the Bankruptcy Code.

      "Subordinated Creditor Remedies" means any action which results in (a) the sale, foreclosure, realization on or liquidation of any Company's Property or any Subsidiaries' Property, (b) the execution on any judgment obtained against the Company or any Subsidiary, (c) the acceleration of the Subordinated Indebtedness, (d) the filing of any petition or lien under any bankruptcy, insolvency or creditors' rights laws with respect to the Company or any Subsidiary, or (e) the institution or exercise against the Company or any Subsidiary of any suit, legal action, arbitration or other enforcement remedy.

      "Subsidiaries' Property" means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which the Subsidiaries own, assert or maintain an interest.

      "Subsidiary" means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by the Company, by the Company and one or more of its other Subsidiaries or by one or more of the Company's other Subsidiaries. "Subsidiaries" means, collectively, all of the Subsidiaries.

      "UCC" shall mean Article 9 of the Uniform Commercial Code, as in effect in the State of New York from time to time.

      2. Subordination. The Subordinated Creditors hereby subordinate in right of payment all of the Subordinated Indebtedness owed to the Subordinated Creditors to the Final Payment of all of the Senior Indebtedness. The Subordinated Creditors do not, as of the date hereof, hold any Liens or security interests in Company's Property or in Subsidiaries' Property and hereby agrees that any Liens, security interests, claims and rights of any kind the Subordinated Creditors may hereafter acquire against the Company, any Subsidiary, any Company's Property or any Subsidiaries' Property (which the Subordinated Creditors will not do without the prior written consent of Collateral Agent) shall be subordinate and subject to the Liens, security interests, claims and rights against the Company, any Subsidiary, any Company's Property or any Subsidiaries' Property of Senior Creditors arising from or out of the Senior Indebtedness, regardless of the order or time as of which any Liens attach to any Company's Property or any Subsidiaries' Property, the order or time of UCC filings or any other filings or recordings, the order or time of granting of any such Liens, or the physical possession of any Company's Property or any Subsidiaries' Property until this Agreement is terminated in accordance with Section 26 hereof. If the Company or any Subsidiary issues any instrument or document evidencing the Subordinated Indebtedness each such instrument and document shall bear a conspicuous legend, substantially in the form of Exhibit A attached hereto, that it is subordinated to the Senior Indebtedness in accordance with the terms of this Agreement. The books of the Company and the Subsidiaries shall be marked to evidence the subordination of all of the Subordinated Indebtedness to the holders of the Senior Indebtedness, in accordance with the terms of this Agreement. The Collateral Agent and each of the other Senior Creditors are authorized to examine such books from time to time and to make any notations required by this Agreement. In addition, if, at the request of the Company or any Subsidiary or in connection with any enforcement action, the Collateral Agent, on behalf of the Senior Creditors, releases any of its security for any of the obligations of the Senior Indebtedness which constitute part or all of the security for the Subordinated Indebtedness, each Subordinated Creditor shall thereupon execute and deliver to the Collateral Agent such termination statements and releases as the Collateral Agent shall reasonably request to release each Subordinated Creditor's security interest in or lien against such property of the Company or the applicable Subsidiary.

      3. Warranties and Representations of the Company, the Subsidiaries and the Subordinated Creditors. The Company, the Subsidiaries and the Subordinated Creditors each hereby severally represents and warrants to the Senior Creditors that the Senior Creditors have been furnished with a true and correct copy of all instruments and securities evidencing or pertaining to the Subordinated Indebtedness. The Company and each of the Subsidiaries hereby represents and warrants to the Senior Creditors that this Agreement has been duly executed and delivered by the Company and each of the Subsidiaries and constitutes a legal, valid and binding obligation of the Company and each of the Subsidiaries enforceable against each of them in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity. Each Subordinated Creditor represents and warrants as to itself only to the Senior Creditors that: (a) this Agreement has been duly executed and delivered by such Subordinated Creditor and constitutes a legal, valid and binding obligation of such Subordinated Creditor enforceable against such Subordinated Creditor in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity; (b) such Subordinated Creditor is acquiring the Subordinated Indebtedness for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended; provided, however, that by making the foregoing representation, such Subordinated Creditor does not agree to hold any of the Subordinated Indebtedness, or securities received upon conversion thereof, for any minimum or other specific term and reserves the right to dispose of such Senior Indebtedness at any time in accordance with or pursuant to applicable law; and (c) such Subordinated Creditor has not relied and shall not rely on any representation or information of any nature made by or received from Senior Creditors relative to the Company or any Subsidiaries in deciding to execute this Agreement or to permit it to continue in effect.

      4. Negative Covenants. Until all of the Senior Indebtedness has been Finally Paid: (a) except for any conversion of Subordinated Indebtedness or payment of interest on the Subordinated Indebtedness in Interest Shares as described in Section 6(d), neither the Company nor any Subsidiary shall, directly or indirectly, grant a security interest in, mortgage, pledge, assign or transfer any properties, to secure or satisfy all or any part of the Subordinated Indebtedness; (b) the Subordinated Creditors shall not demand or accept any collateral from the Company or any Subsidiary; (c) neither the Company nor any Subsidiary shall discharge the Subordinated Indebtedness other than in accordance with its terms; (d) the Subordinated Creditors shall not demand or accept from the Company, any Subsidiary or any other person any consideration which would result in a discharge of the Subordinated Indebtedness other than in accordance with its terms; (e) the Subordinated Creditors shall not transfer or assign any of the Subordinated Indebtedness to any person, unless each transferee or assignee shall have agreed in writing to be bound by the terms of this Agreement as a Subordinated Creditor hereunder; (f) neither the Company nor any Subsidiary shall hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and the Subordinated Creditors shall not receive any such writing, except upon the condition that such security shall bear the legend referred to in Section 2 above and a true copy thereof shall be furnished to the Collateral Agent; and
(g) neither the Company, any Subsidiary nor the Subordinated Creditors otherwise shall take any action contrary to the Senior Creditors' priority position over the Subordinated Creditors that is created by this Agreement, except with respect to the exercise by the Subordinated Creditors of the rights granted to it in this Agreement.

      5. Payments of Subordinated Indebtedness. Until all of the Senior Indebtedness has been Finally Paid, neither the Company nor any Subsidiary shall make, and the Subordinated Creditors shall not accept, any direct or indirect payment or prepayment in cash, property or securities, by set-off or otherwise, with respect to any Subordinated Indebtedness, except that (x) scheduled payments of interest under the Subordinated Notes may be paid in arrears, and
(y) the Company may pay all attorneys' fees and expenses chargeable to the Company (I) pursuant to the Securities Purchase Agreement in connection with the consummation of the transactions contemplated thereby and (II) pursuant to the registration rights agreement entered into among the Company and the Subordinated Creditors in connection with the review of a registration statement filed in connection therewith (any such scheduled payment, an "Allowed Payment") if, and only to the extent that at the time of any such Allowed Payment: (a) no payment default which constitutes an "Event of Default" has occurred and is continuing under the Senior Documents and no Event of Default would result from the making of such Allowed Payment, (b) no Payment Blockage exists at the time of such payment and (c) according to the quarterly financial statements submitted to the Collateral Agent and the Holders by the Company pursuant to the Note and Warrant Purchase Agreement, the Company will be in compliance with all financial covenants set forth in Section 7(h) of the Note and Warrant Purchase Agreement after giving effect to the Allowed Payment. Notwithstanding anything in this Agreement to the contrary, no provision herein shall at any time (x) restrict the Company from paying, or the Subordinated Creditors from receiving and accepting, interest paid in Interest Shares, or (y) prohibit conversions of the Subordinated Indebtedness into shares of capital stock of the Company in accordance with the terms of the Subordinated Documents.

      6.    Prohibition on Payments.

            (a)   If either

                  (x) any payment default constituting an Event of Default under and as defined in the Note and Warrant Purchase Agreement has occurred and is continuing (any such Event of Default, a "Payment Default") or

                  (y) any other Event of Default under and as defined in the
            Note and Warrant Purchase Agreement has occurred and is continuing (any such Event of Default, a "Non-Payment Default") and a Payment Blockage exists,

      then, except for any conversion of Subordinated Indebtedness or payment of interest in Interest Shares as described in Section 6(d), no direct or indirect payment or prepayment in cash, property or securities, by set-off or otherwise, shall be made or agreed to be made by the Company or any Subsidiary or, upon delivery to any Subordinated Creditor of written notice thereof (the "Default Notice") from the Collateral Agent accepted by such Subordinated Creditor, on account of the principal of, premium or interest on, or any other obligation in respect of the Subordinated Indebtedness, and neither the Company nor any Subsidiary shall segregate or hold in trust money for any such payment or distribution, unless and until (I) with respect to any payment blockage as a result of a Payment Default, such Payment Default has been cured or waived by the Senior Creditors, or (II) with respect to any payment blockage as a result of a Non-Payment Default, either (x) such Non-Payment Default has been cured or waived by the Senior Creditors or (y) no Payment Blockage exists and thereafter the Subordinated Creditors shall be entitled to the payment of suspended payments of the Subordinated Indebtedness from the Company and the Subsidiaries, to the extent permitted as an Allowed Payment under
      Section 5 hereof, provided that no Event of Default will result from the making of such payments by the Company or any Subsidiary. Notwithstanding anything in this Agreement to the contrary, no payment blockage (a "Payment Blockage") on account of any Non-Payment Default shall continue in accordance with this Section 6(a) for more than 180 continuous days.

            (b) In the event that the Company or any Subsidiary shall make, or any Subordinated Creditor shall collect, any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness in contravention of this Section 6, such payments shall be paid over and delivered to the Collateral Agent immediately upon receipt thereof.

            (c) In the event that any failure of the Company or any Subsidiary to make, or the Subordinated Creditors to receive, any payment with respect to the Subordinated Indebtedness as a result of the provisions of this Section 6 shall be deemed a default under the Subordinated Documents, such event shall not give rise to any right of the

      Subordinated Creditors to exercise any Subordinated Creditor Remedies, any provision of the Subordinated Documents to the contrary notwithstanding.

            (d) Notwithstanding anything in this Agreement to the contrary, nothing herein shall prohibit conversion of the Subordinated Indebtedness into shares of capital stock of the Company or payment of interest on the Subordinated Indebtedness in Interest Shares, in each case in accordance with the terms of the Subordinated Documents.

      7. Forbearance of Legal Remedies. During any period of time that a Payment Default or a Payment Blockage is in effect, as provided in Section 6(a) hereof, the Subordinated Creditors shall not exercise any Subordinated Creditor Remedies or other remedies they may have for a default under the Subordinated Documents, except as permitted below. Whether or not a Payment Default or Payment Blockage is then in effect, the Subordinated Creditors may exercise one or more or all of the following rights and remedies (in each case, subject at all times to the payment subordination and lien subordination provisions set forth in this Agreement), but only the following rights and remedies, after prior written notice to the Collateral Agent and upon the occurrence of any of the following conditions, including any such occurrence during the effective period of any Payment Default or Payment Blockage: (x) an Insolvency Proceeding with respect to the Company or any Subsidiary shall occur, or (y) the Senior Creditors commence legal proceedings against the Company or any Subsidiary:

            (a) accelerate payment of the Subordinated Indebtedness;

            (b) commence legal proceedings against the Company and the Subsidiaries and, if requested by the Collateral Agent, become a co-plaintiff in any legal proceedings commenced by the Collateral Agent or any other Senior Creditor, provided, that in no event shall the Subordinated Creditors be permitted to execute on any judgment obtained against the Company or any Subsidiary until the Senior Indebtedness shall have been Finally Paid unless the proceeds of such execution of judgment are paid to the Collateral Agent for application against the Senior Indebtedness, and further provided that the Subordinated Creditors shall not be permitted to execute on any judgment obtained against the Company or any Subsidiary if the only predicate act above is the acceleration of payment of the Senior Indebtedness; and

            (c) file a proof of claim and otherwise participate in any Insolvency Proceeding with respect to the Company or any Subsidiary.

Each Subordinated Creditor agrees to provide the Collateral Agent with not less than ten (10) Business Days prior written notice of its intent to exercise any legal remedy, which notice may be given during any period of time that a Payment Default or a Payment Blockage is in effect.

      8. Subordinated Indebtedness Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of the Company or any Subsidiary. Upon any distribution of assets of the Company or any Subsidiary in any dissolution, winding up, liquidation or reorganization of the Company of any Subsidiary (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending toward liquidation of the business and assets of the Company or any Subsidiary:

            (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash (or to have such payment duly provided for in a manner previously agreed upon or otherwise satisfactory to them) of the principal thereof, and premium and interest due thereon, and other amounts payable comprising such Senior Indebtedness, before the Subordinated Creditors are entitled to receive any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness; and

            (b) any payment or distribution of assets of the Company or any Subsidiary of any kind or character, whether in cash, property or securities, to which any Subordinated Creditor would be entitled except for these provisions, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the Collateral Agent, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

The Company shall give prompt written notice to the Collateral Agent, the other Senior Creditors and the Subordinated Creditors of any dissolution, winding up, liquidation or reorganization of the Company or any Subsidiary or any assignment for the benefit of any of the creditors of the Company or any Subsidiary tending toward the liquidation of the business and assets of the Company or any Subsidiary.

      9. Obligation of the Company and the Subsidiaries Unconditional. Nothing contained herein or in the Senior Documents is intended to or shall impair, as between the Company and the Subsidiaries and the Subordinated Creditors only, the obligation of the Company and the Subsidiaries, which is absolute and unconditional, to pay to the holders of the Subordinated Indebtedness the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Subordinated Creditors and creditors of the Company and the Subsidiaries other than the Senior Creditors.

      10. Subordination Rights Not Impaired by Acts or Omissions of the Company, the Subsidiaries or Holder of Senior Indebtedness. No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Subsidiary; by any act or failure to act, which act or failure is in good faith, by any such holder; by any act or failure to act by any other holder of the Senior Indebtedness; or by any noncompliance by the Company or any Subsidiary with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The Subordinated Creditors shall not be released, nor shall the Subordinated Creditors' obligations hereunder be in anyway diminished, by any of the following: (a) the exercise or the failure to exercise by the Collateral Agent or any other Senior Creditor of any rights or remedies conferred on it or them under the Senior Documents hereunder or existing at law or otherwise, or against any Company's Property or Subsidiaries' Property; (b) the commencement of an action at law or the recovery of a judgment at law against Company, any Subsidiary or any other obligor ("Obligor") for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise; (c) the taking or institution or any other action or proceeding against the Company, any Subsidiary or any Obligor; or (d) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by the Subordinated Creditors) by the Collateral Agent, any other Senior Creditor or anyone acting for any Senior Creditor. Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, any Senior Creditor, from time to time, without prior notice to or the consent of the Subordinated Creditors, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of the Subordinated Creditors hereunder: (i) obtain a lien or a security interest in any property to secure any of the Senior Indebtedness; (ii) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (iii) renew, extend, or otherwise change the time for payment of the Notes or any installment thereof for any period; (iv) release or compromise any liability of any nature of any person or entity with respect to the Senior Indebtedness; (v) exchange, enforce, waive, release, and apply any Company's Property or Subsidiaries' Property and direct the order or manner of sale thereof as any Senior Creditor may in its discretion determine; (vi) enforce their rights hereunder, whether or not any Senior Creditor shall proceed against any other person or entity; (vii) exercise its rights to consent to any action or non-action of the Company or any Subsidiary which may violate the covenants and agreements contained in the Senior Documents, with or without consideration, on such terms and conditions as may be acceptable to them; or
(viii) exercise any of their rights conferred by the Senior Documents or by law.

      11. Authority to Act for the Subordinated Creditor. Until the Senior Indebtedness has been Finally Paid, in the event an Insolvency Proceeding shall occur and be continuing, the Subordinated Creditors shall file all claims they may have against the Company or any Subsidiary, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to the Collateral Agent all amounts due to the Subordinated Creditors on account of the Subordinated Indebtedness until the Senior Indebtedness has been paid in full in cash. If the Subordinated Creditors fail to file such claims as requested by the Collateral Agent, the Collateral Agent may file such claims on the Subordinated Creditors' own behalf. The Subordinated Creditor acknowledges and agrees that so long as any Senior Indebtedness is owed to the Senior Creditors by Company or any Subsidiary, the Senior Creditor shall have the right to vote the Subordinated Creditors' claim in any Insolvency Proceeding, and the Subordinated Creditors shall execute any and all future documents and/or instruments requested by the Collateral Agent at any time to further evidence and confirm such right. Until the Senior Indebtedness has been Finally Paid, in the event an Insolvency Proceeding shall occur and be continuing, the Subordinated Creditors hereby (a) expressly consent to the granting by the Company and the Subsidiaries to any Senior Creditor of senior liens and priorities in connection with any post-petition financing of the Company or any Subsidiary by any Senior Creditor and (b) agree that adequate notice of such financing to the Subordinated Creditors shall have been provided if the Subordinated Creditors received notice in accordance with Section 18 hereof two (2) business days prior to the entry of any order approving such cash collateral usage or financing. In the event that the Subordinated Creditors have or at any time acquire any security for the Subordinated Indebtedness, the Subordinated Creditors agree not to assert any right it may have to "adequate protection" of its interest in such security in any Insolvency Proceeding and agree that they will not seek to have the automatic stay lifted with respect to such security, in each case without the prior written consent of the Collateral Agent, acting at the direction of the Required Holders. The Subordinated Creditors waive any claim or defense the Subordinated Creditors may now or hereafter have arising out of the election by any Senior Creditor in any Insolvency Proceeding instituted under Chapter 11 of the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code, and/or any use of cash collateral, any borrowing or any grant of a security interest under Sections 363 and/or 364 of the United States Bankruptcy Code by the Company or any Subsidiary, as debtor-in-possession. To the extent that the Senior Creditors receive payments on, or proceeds of collateral for, the Senior Indebtedness which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then as between the Senior Creditors and the Subordinated Creditors hereunder, to the extent of such payment or proceeds received, the Senior Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Creditors.

      12. Waivers. The Company, each Subsidiary and each Subordinated Creditor hereby waive, to the fullest extent permitted by law, any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Senior Creditors. To the fullest extent permitted by law and except as to any notices specified in this Agreement, notices regarding the intended sale or disposition of any portion of the Collateral by any Senior Creditor, or any notice which may not be waived in accordance with the UCC, the Company, each Subsidiary and each Subordinated Creditor hereby further waive: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which the Company, any Subsidiary or any Subordinated Creditor may be a party; prior notice of and consent to any loans made, extensions granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness. The Subordinated Creditors consent to any release, renewal, extension, compromise or postponement of the time of payment of the Senior Indebtedness, to any substitution, exchange or release of collateral therefor, and to the addition or release of any person primarily or secondarily liable thereon.

      13. Indulgences Not Waivers. Neither the failure nor any delay on the part of any Senior Creditor to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

      14. Default. If any material representation or warranty of the Company, any Subsidiary or any Subordinated Creditor in this Agreement or in any instrument evidencing, securing or relating to the Senior Indebtedness proves to have been materially false when made, or, in the event of a material breach by any of the Company, any Subsidiary or any Subordinated Creditor in the performance of any of the material terms of this Agreement, or any instrument or agreement evidencing, securing or relating to the Senior Indebtedness, all of the Senior Indebtedness shall, at the option of the Senior Creditors, become immediately due and payable without presentment, demand, protest, or notices of any kind, notwithstanding any time or credit otherwise allowed. At any time any Subordinated Creditor fails to comply with any provision of this Agreement that is applicable to such Subordinated Creditor, the Collateral Agent or any Senior Creditor may demand specific performance of this Agreement, whether or not the Company or any Subsidiary has complied with this Agreement, and may exercise any other remedy available at law or equity.

      15. Amendment of the Subordinated Documents. Each Subordinated Creditor agrees that it will not, without the consent of the Collateral Agent, acting at the direction of the Required Holders, amend the Subordinated Documents, so as to modify the financial terms thereof (including, without limitation, the amount of principal, rate of interest, dividends, fees and prepayment premiums, if any), extend the maturity thereof, add or change any covenants in a manner materially more restrictive to the Company or any Subsidiary, or effect any other modification to the Subordinated Documents, which would be materially adverse to any Senior Creditor.

      16. Amendment to Financial Covenants. The Subordinated Creditors hereby agree, for the benefit of the Collateral Agent and the Senior Creditors, that it is the intent of the Subordinated Creditors that each financial covenant and negative covenant contained in Sections 8(b) and (f) of the Subordinated Notes shall be no more restrictive than the analogous financial covenant or negative covenant contained in the Senior Documents. Accordingly, the Subordinated Creditors hereby agree that if the Senior Creditors agree, in the manner provided in the Senior Documents, to any modification or amendment of, or to any waiver of, any financial covenant or any negative covenant contained in the Senior Documents for which there is an analogous financial covenant or negative covenant contained in Sections 8(b) or (f) of the Subordinated Notes, then such modification, amendment or waiver shall also automatically and without any further action by the Collateral Agent, the Senior Creditors or the Subordinated Creditors, be applied to and shall be a modification, amendment or waiver of the analogous financial covenants and negative covenants under the Subordinated Documents. In addition, the Company agrees that if in connection with any such modification, amendment or waiver the Company pays the Senior Creditors a fee, then the Company shall pay to the Subordinated Creditors a fee in an amount equal to the amount of the fee paid to the Senior Creditors. The Subordinated Creditors shall not add to, amend or otherwise modify in any respect the financial covenants or negative covenants contained in the Subordinated Documents so as to make them more restrictive without the prior written consent of the Senior Creditors.

      17. Inconsistent or Conflicting Provisions. In the event a provision of the Senior Documents or the Subordinated Documents, is inconsistent or conflicts with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail.

      18. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to each party at its address(es) and/or facsimile number(s) set forth below its signature, or to such other address as either party shall specify to the other in writing from time to time. Notwithstanding the foregoing, notices addressed to the Collateral Agent shall be effective only upon receipt.

      19. Benefit. Each Subordinated Creditor represents and warrants that the issuance of the Notes will benefit such Subordinated Creditor in that such Subordinated Creditor is financially interested in the Company and the Subsidiaries and will benefit from the financial success of the Company and the Subsidiaries. The Subordinated Creditors acknowledge that the Senior Creditors would not purchase the Notes but for the execution of this Agreement. Therefore, the Subordinated Creditors have received good, sufficient and adequate consideration for the making of this Agreement.

      20. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Collateral Agent and the Subordinated Creditors; provided, however, any such change, waiver or amendment shall be binding upon the Company or any Subsidiary by the Company's or such Subsidiary's written consent thereto.

      21. Additional Documentation. The Company, the Subsidiaries and the Subordinated Creditors shall execute and deliver to the Collateral Agent such further instruments and shall take such further action as any Senior Creditor may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

      22. Expenses. The Company agrees to pay the Collateral Agent and each other Senior Creditor on demand all expenses of every kind, including reasonable attorney's fees, that that Collateral Agent or such Senior Creditor, as the case may be, may incur in enforcing any of its rights against the Company, any Subsidiary or any Subordinated Creditor under this Agreement. As between the Senior Creditors and the Subordinated Creditors, the court may, in the exercise of its discretion, award attorney's fees to a prevailing party, in a manner consistent with New York law governing actions arising out of a contract, and the prevailing party shall have the right to petition the court to make such award.

      23. Successors and Assigns. This Agreement shall inure to the benefit of Senior Creditors and their successors and assigns, and shall be binding upon the Company, the Subsidiaries and their successors and assigns, and the Subordinated Creditors and their respective heirs, legatees, distributees, transferees, executors, administrators and personal representatives and assigns, including without limitation, any subsequent holders of the Subordinated Notes and/or the Subordinated Warrants. Any Senior Creditor, without prior notice or consent of any kind, may sell, assign or transfer all or any portion of the Senior Indebtedness, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by a Senior Creditor to enforce this Agreement in full against the

Company, the Subsidiaries and the Subordinated Creditors, by suit or otherwise, for its own benefit, provided that such successor, assignee or transferee agrees to be bound by the terms of this Agreement.

      24. Covenant Not to Challenge. This Agreement has been negotiated by the parties with the expectation and in reliance upon the assumption that the instruments and documents evidencing the Senior Indebtedness are valid and enforceable. In determining whether to enter into this Agreement, the Subordinated Creditors have assumed such validity and enforceability, and has agreed to the provisions contained herein, without relying upon any reservation of a right to challenge or call into question such validity or enforceability. As between the Senior Creditors and the Subordinated Creditors, each Subordinated Creditor hereby covenants and agrees, to the fullest extent permitted by law, that it shall not initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Senior Indebtedness, nor shall any Subordinated Creditor instigate other parties to raise any such challenges, nor shall any Subordinated Creditor participate in or otherwise assert any such challenges which are raised by other parties.

      25. Subrogation. Subject to the foregoing provisions hereof, provided that the Senior Indebtedness has been Finally Paid (and shall not be subject to avoidance under Section 547 of the Bankruptcy Code) the Subordinated Creditors shall be subrogated, to the extent of such Senior Indebtedness so paid, to the rights of the holder of such Senior Indebtedness to receive payments or distributions or assets of the Company and the Subsidiaries that secure such Senior Indebtedness until all amounts owing on the Subordinated Indebtedness shall be paid in full. For the purpose of such subrogation no payments or distributions to the holder of the Senior Indebtedness by or on behalf of the Company or any Subsidiary or by or on behalf of the Subordinated Creditors by virtue of the provisions hereof which otherwise would have been made to the Subordinated Creditors shall, as between the Company and the Subsidiaries, a creditor of the Company and/or the Subsidiaries (other than the Subordinated Creditors and the Senior Creditors) and the Subordinated Creditors, be deemed to be payment by the Company or any Subsidiary to or on account of the Subordinated Indebtedness, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of the Subordinated Creditors on the one hand, and the Senior Creditors on the other hand. In the event that any Subordinated Creditor turns over to any Senior Creditor any payment or contributions received by it in accordance with this Agreement, such Subordinated Creditor shall, for purposes of determining whether any default under the Subordinated Documents has occurred, be deemed never to have received such payment or distribution. In the event that the Company or any Subsidiary fails to make any payment on account of the Subordinated Indebtedness by reason of any provision contained herein, such failure shall, notwithstanding such provision contained herein, constitute a default with respect to the Subordinated Indebtedness if and to the extent such failure would otherwise constitute such a default in accordance with the terms of the Subordinated Indebtedness.

      26. Termination of Agreement. This Agreement shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid by the Company and the Subsidiaries or otherwise discharged and released by the Senior Creditors.

      27. Reinstatement. The obligations of the Subordinated Creditors under the Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by any Senior Creditor by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company, any Subsidiary or any substantial part of their property, or otherwise, all as though such payment had not been made.

      28. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, return receipt requested to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

      29. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      30. Counterparts. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart.

      31. Independent Nature of Subordinated Creditors' Obligations and Rights. The obligations of each Subordinated Creditor under this Agreement are several and not joint with the obligations of any other Subordinated Creditor, and no Subordinated Creditor shall be responsible in any way for the performance of the obligations of any other Subordinated Creditor under this Agreement or any other instrument, certificate or agreement entered into in connection herewith. Nothing contained herein or in any other such document, and no action taken by any Subordinated Creditor pursuant hereto or thereto shall be deemed to constituted the Subordinated

Creditors as a partnership, and association, a joint venture or any other kind of entity, or create a presumption that the Subordinated Creditors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby or thereby. Each Subordinated Creditor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other instrument or agreement entered into in connection herewith, and it shall not be necessary for any other Subordinated Creditor to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURES PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        CCM MASTER QUALIFIED FUND LTD.

                                        By: /s/ Clint D. Coghill
                                            ---------------------------------
                                            Name:  Clint D. Coghill
                                            Title: Director

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:

                                        DKR SOUNDSHORE OASIS HOLDING FUND LTD.

                                        By: /s/ Brad Caswell
                                            ----------------------------
                                            Name:  Brad Caswell
                                            Title:

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:

                                        JLF PARTNERS I, LP

                                        By: /s/ Eric Lieberman
                                            --------------------------------
                                            Name:  Eric Lieberman
                                            Title: CFO

                                        JLF PARTNERS II, LP

                                        By: /s/ Eric Lieberman
                                            --------------------------------
                                            Name:  Eric Lieberman
                                            Title: CFO

                                        JLF OFFSHORE FUND, LTD.

                                        By: /s/ Eric Lieberman
                                            --------------------------------
                                            Name:  Eric Lieberman
                                            Title: CFO

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:

                                        RANDY SAAF

                                        By: /s/ Randy Saaf
                                            -----------------------------
                                            Name: Randy Saaf
                                            Title:

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:
                                        Octavio Herrera

                                        By: /s/ Octavio Herrera
                                            ------------------------------
                                            Name: Octavio Herrera
                                            Title:

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:
                                        MICHAEL RAPP

                                        By: /s/ Michael Rapp
                                            -----------------------
                                            Name:  Michael Rapp
                                            Title:

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:
                                        PHILIP WAGENHEIM

                                        By: /s/ Philip Wagenheim
                                            -------------------------
                                            Name:  Philip Wagenheim
                                            Title:

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:
                                        KARL BRENZA

                                        By: /s/ Karl Brenza
                                            ---------------------
                                            Name:  Karl Brenza
                                            Title:

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:
                                        JEFFREY MESHEL

                                        By: /s/ Jeffrey Meshel
                                            -------------------------
                                            Name:  Jeffrey Meshel
                                            Title:

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:
                                        BROADBAND CAPITAL MANAGEMENT LLC

                                        By: /s/ Michael Rapp
                                            ----------------------
                                            Name:  Michael Rapp
                                            Title:

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SUBORDINATED CREDITORS:
                                        LONGVIEW FUND, L.P.

                                        By: /s/ Peter Benz
                                            ---------------------------------
                                            Name:  Peter Benz
                                            Title: Investment Manager

                                        LONGVIEW EQUITY FUND, L.P.

                                        By: /s/ Wayne H. Coleson
                                            ---------------------------------
                                            Name:  Wayne H. Coleson
                                            Title: Investment Manager

                                        LONGVIEW INTERNATIONAL
                                        EQUITY FUND, L.P.

                                        By: /s/ Wayne H. Coleson
                                            ---------------------------------
                                            Name:  Wayne H. Coleson
                                            Title: Investment Manager

                                        [SEE SCHEDULE 1 FOR NOTICE ADDRESSES]

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

THE COMPANY:                       ARTISTDIRECT, INC., a Delaware corporation

                                   By: /s/ Robert N. Weingarten
                                       ------------------------------------
                                   Its: Chief Financial Officer

                                   Company's address for notices:

                                   c/o ARTISTdirect, Inc.
                                   10900 Wilshire Boulevard, Suite 1400
                                   Los Angeles, CA 90024
                                   Attn: Jonathan Diamond
                                   Facsimile: (310) 443-5361

SUBSIDIARIES:                      ARTISTDIRECT INTERNET GROUP, INC., a
                                   Delaware corporation

                                   By: /s/ Robert N. Weingarten
                                       ------------------------------------
                                   Its: Chief Financial Officer

                                   Subsidiary's address for notices:

                                   c/o ARTISTdirect, Inc.
                                   10900 Wilshire Boulevard, Suite 1400
                                   Los Angeles, CA 90024
                                   Attn: Jonathan Diamond
                                   Facsimile: (310) 443-5361

                                   ARTISTDIRECT  DIGITAL, INC., a
                                   Delaware corporation

                                   By: /s/ Robert N. Weingarten
                                       ------------------------------------
                                   Its: Chief Financial Officer

                                   Subsidiary's address for notices:

                                   c/o ARTISTdirect, Inc.
                                   10900 Wilshire Boulevard, Suite 1400
                                   Los Angeles, CA 90024
                                   Attn: Jonathan Diamond
                                   Facsimile: (310) 443-5361

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

                                   MEDIADEFENDER, INC., a Delaware corporation

                                   By: /s/ Octavio Herrera
                                       -------------------------------
                                   Its: CFO

                                   Subsidiary's address for notices:

                                   MediaDefender, Inc.
                                   4505 Glencoe Avenue
                                   Marina Del Ray, CA 90292
                                   Attn: Randy Saaf
                                   Facsimile: (310) 306-9869

COLLATERAL AGENT:                  U.S. BANK NATIONAL ASSOCIATION

                                   By: /s/ Brad E. Scarbrough
                                       -------------------------------
                                   Its: Vice President

                                   Address for Notices:

                                   U.S. Bank National Association
                                   633 West Fifth Street, 24th Floor
                                   Los Angeles, CA 90071
                                   Attention: Corporate Trust Services
                                   (ARTISTdirect, Inc. 2005 Subordination
                                   Agreement)
                                   Facsimile: (213) 615-6197

                   [SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

                              LEGEND TO BE INSERTED
                               AT THE TOP OF EACH
                                SUBORDINATED NOTE

ALL INDEBTEDNESS EVIDENCED HEREBY AND REFERENCED HEREIN IS SUBORDINATED TO ALL SENIOR INDEBTEDNESS OWED TO THE SENIOR CREDITORS AS SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 28, 2005, AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AMONG U.S. BANK NATIONAL ASSOCIATION AS COLLATERAL AGENT FOR THE SENIOR CREDITORS (AS DEFINED THEREIN), THE HOLDER OF THIS NOTE AND THE OTHER PARTIES NAMED THEREIN.

                                   SCHEDULE 1

                         LIST OF SUBORDINATED CREDITORS

                                             ADDRESS AND                 LEGAL REPRESENTATIVE'S ADDRESS
              BUYER                        FACSIMILE NUMBER                    AND FACSIMILE NUMBER
------------------------------    -----------------------------------    --------------------------------
DKR SoundShore Oasis Holding      1281 East Main Street, 3rd Floor       Schulte Roth & Zabel LLP
Fund Ltd.                         Stamford, CT 06902-3565                919 Third Avenue
                                  Attention: Barbara Burger              New York, NY 10022
                                  Facsimile: (203) 674-4735              Attention: Eleazer Klein, Esq.
                                  Telephone: (203) 324-8367              Facsimile: (212) 593-5955
                                  Residence: Bermuda                     Telephone: (212) 756-2376

CCM Master Qualified Fund Ltd.    c/o Coghill Capital Management, LLC    Seward & Kissel LLP
                                  One North Wacker Drive                 One Battery Park Plaza
                                  Suite 4350                             New York, NY 10004
                                  Chicago, IL 60606                      Attention: Spiro Maliagros, Esq.
                                  Attention: Jim Schuler                 Facsimile: (212) 574-1305
                                  Facsimile: (312) 324-2001              Telephone: (212) 480-8421
                                  Telephone: (312) 324-2011

                                  cc:

                                  Achilles Partners, LLC
                                  1133 5th Avenue
                                  New York, NY 10128
                                  Attention: Jonathan Bulkeley
                                  Facsimile: (212) 348-2457
                                  Telephone:

JLF Partners I, LP                c/o JLF Asset Management, LLC          Seward & Kissel LLP
JLF Partners II, LP               2775 Via de la Valle                   One Battery Park Plaza
JLF Offshore Fund, Ltd.           Suite 204                              New York, NY 10004
                                  Del Mar, CA  92014                     Attention: David Tang, Esq.
                                  Attention: Jeffrey Feinberg            Facsimile: (212) 697-3574
                                  Telephone: (858) 259-3440              Telephone: (212) 697-9500
                                  Facsimile: (858) 259-3449

Randy Saaf                        13428 Maxella Ave.                     O'Melveny & Myers LLP
                                  #742 Marina del Rey, CA 90292          400 South Hope Street
                                  tel. (310) 306-9110                    Los Angeles, California 90071
                                  fax. (310) 306-9869                    Attention: Mark Easton, Esq.
                                                                         Facsimile: (213) 430-6407
                                                                         Telephone: (213) 430-6549

Octavio Herrera                     13428 Maxella Ave.                       O'Melveny & Myers LLP
                                    #742 Marina del Rey, CA 90292            400 South Hope Street
                                    tel. (310) 306-9110                      Los Angeles, California 90071
                                    fax. (310) 306-9869                      Attention: Mark Easton, Esq.
                                                                             Facsimile: (213) 430-6407
                                                                             Telephone: (213) 430-6549

Michael Rapp                        33 Union Square West
                                    Apt. 6F
                                    New York, NY 10003

Philip Wagenheim                    245 East 87th Street
                                    Apt. 6F
                                    New York, NY 10128

Karl Brenza                         26 Cherry Street
                                    Katonah, NY 10536

Jeffrey Meshel                      245 East 63rd Street
                                    Apt. 215
                                    New York, NY 10022

Broadband Capital Management        805 Third Avenue
                                    15th Floor
                                    New York, NY 10022
                                    Attention: Michael Rapp
                                    Telephone: (212) 702-9830
                                    Facsimile: (212) 702-9830

Longview Fund, L.P.                 Viking Asset Management, LLC             Grushko & Mittman, P.C.
Longview Equity Fund, L.P.          Longview Family of Funds                 551 Fifth Avenue - Suite 1601
Longview Int'l Equity Fund, L.P.    600 Montgomery Street, 44th Fl.          New York NY 10176
                                    Transamerica Pyramid                     Attention: Edward M. Grushko, Esq.
                                    San Francisco, CA 94111                  Facsimile: (212) 697-3574
                                    Attention: Merrick Okamoto, President    Telephone: (212) 697-9500
                                    Telephone: (949) 489-1965
                                    Facsimile: (949) 489-1966